Exhibit 99.1

miRagen Therapeutics Expands Executive Leadership Team

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Paul Rubin, M.D. Joins as Executive Vice President of Research and Development

BOULDER, CO., November 29, 2016– miRagen Therapeutics, Inc., a clinical-stage biopharmaceutical company focused on the discovery and development of innovative microRNA (miRNA)-targeting therapies in disease areas of high unmet medical need, today announced the appointment of Paul Rubin, M.D. to the position of Executive Vice President of Research and Development. Dr. Rubin is a seasoned biopharmaceutical executive with expertise across a range of drug modalities and therapeutic areas. He has been responsible for clinical development programs, which led to regulatory approval of several products during his career with several pharmaceutical and biotechnology companies.

“Paul brings an impressive breadth and depth of experience in drug discovery and development to our team.” said William S. Marshall, Ph.D., President and Chief Executive Officer of miRagen. “I’m excited to welcome him to the miRagen team and look forward to working together to advance our product candidate portfolio.”

“I welcome the opportunity to contribute to the advancement of miRagen’s platform of RNA-based therapeutics”, said Dr. Rubin. “I am particularly excited to join the team presently managing miRagen’s two lead candidates, MRG-106 for the treatment of certain cancers, and MRG-201 for the treatment of pathological fibrosis as they continue to advance these products in clinical trials.”

Prior to joining miRagen, Dr. Rubin held various roles at Xoma Corporation from June 2011 to November 2016, most recently serving as its Chief Medical Officer, and Senior Vice President of Research and Development. Prior to joining Xoma Corporation, Dr. Rubin was the Chief Medical Officer at Funxional Therapeutics Ltd. from February 2011 to June 2011, the Chief Executive Officer of Resolvyx Pharmaceuticals, Inc. from 2007 to 2009 and the President and Chief Executive Officer of Critical Therapeutics, Inc. from 2002 to 2007.

From 1996 to 2002, Dr. Rubin held various roles with Sepracor, Inc., where he served as Senior Vice President, Development, and later as Executive Vice President, Research & Development. While at Sepracor he led the development of Sepracor’s internally developed approved products including Xopenex®, Lunesta®, Xopenex HFA® and Brovana®.

From 1993 to 1996, Paul held senior level positions at Glaxo-Wellcome Pharmaceuticals, including Vice President of Worldwide Clinical Pharmacology and Early Clinical Development. From 1987 to 1993, Dr. Rubin held various roles with Abbott Laboratories, including as Vice President, Immunology and Endocrinology, where he successfully advanced zileuton, the first 5-lipoxygenase inhibitor, from discovery to approval for the treatment of asthma.

Dr. Rubin received a B.A. from Occidental College and an M.D. from Rush Medical College. He completed his training in internal medicine at the University of Wisconsin.

About miRagen Therapeutics, Inc.

miRagen Therapeutics, Inc., is a clinical-stage biopharmaceutical company focused on the discovery and development of innovative microRNA (miRNA)-targeting therapies in disease areas of high unmet medical need. miRagen’s lead product candidate, MRG-106, a synthetic microRNA inhibitor (LNA antimiR) of microRNA-155, is currently being studied in a Phase 1 clinical trial in patients suffering from cutaneous T-cell lymphoma (CTCL) of the mycosis fungoides (MF) sub-type. miRagen is also conducting a Phase 1 clinical trial of MRG-201, its lead anti-fibrosis product candidate and a synthetic microRNA mimic (promiR) to microRNA-29b, in healthy volunteers. miRagen seeks to leverage in-house expertise in miRNA biology, oligonucleotide chemistry, and drug development to evaluate and advance promising technologies and high-potential product candidates for its own pipeline and in conjunction with strategic collaborators.

About MRG-106 and microRNA-155

MRG-106 is an antimiR (inhibitor) of microRNA-155. In hematological malignancy microRNA-155 has key roles in the differentiation, function and proliferation of blood and lymph cells. miRagen believes therapeutic inhibition of microRNA-155 in lymphoma cells may restore normal function and reduce the aberrant cell proliferation that is characteristic of cancerous cells.

About MRG-201 and microRNA-29

MRG-201 is a promiR (agonist) to microRNA-29b. The microRNA-29 family is a well-established negative regulator of a wide variety of genes important in extracellular matrix deposition. The expression of the three family members is consistently down-regulated in a number of pathological fibrotic conditions, including cardiac, renal, hepatic, and pulmonary fibrosis, as well as systemic sclerosis. miRagen believes that numerous studies in cell-culture and genetic replacement in rodents demonstrate the potential of miR-29 normalization to correct many drivers of pathological fibrosis.

For more information, please visit www.miragenrx.com.

For information on clinical trials please visit www.clinicaltrials.gov.

Forward-looking Statements

This press release contains forward-looking statements relating to Miragen Therapeutics, Inc., including statements about the potential for MRG-106 to be a treatment for mycosis fungoides or any future development of MRG-106, the Company’s plans to obtain funding, develop and commercialize its therapeutic candidates, it’s planned clinical trials, the timing of and ability to obtain and maintain regulatory approvals for the Company’s therapeutic candidates, the clinical utility of its therapeutic candidates and the Company’s intellectual property position. Forward-looking statements are identified by the use of forward-looking terminology including “believes,” “expects,” “may,” “will,” “should,” “seeks,” “intends,” “plans,” “pro forma,” “estimates,” or “anticipates” or the negative of these words and phrases or other variations of these words and phrases or comparable terminology. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. These statements involve substantial known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. These forward-looking statements should not be relied upon as predictions of future events as the Company cannot assure investors that the events or circumstances reflected in these statements will be achieved or will occur. The forward-looking statements in this press release represent the Company’s views as of the date of this press release. The Company anticipates that subsequent events and developments will cause its views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, it has no current intention of doing so except to the extent required by applicable law. Investors should, therefore, not rely on these forward-looking statements as representing the Company’s views as of any date subsequent to the date of this press release.

Additional Information about the Proposed Merger between Signal Genetics, Inc. and Miragen Therapeutics, Inc. and Where to Find It

In connection with the previously disclosed proposed merger between Signal Genetics, Inc. and Miragen Therapeutics, Inc., Signal and Miragen intend to file relevant materials with the Securities and Exchange Commission, or the SEC, including a registration statement on Form S-4 that will contain a proxy statement / prospectus / information statement. Investors and security holders of Signal and Miragen are urged to read these materials when they become available because they will contain important information about Signal, Miragen and the proposed merger. Investors and security holders are urged to read the proxy statement / prospectus/ information statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities in connection with the proposed merger shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

miRagen Investor Contact:

Adam Levy

Chief Business Officer

(720) 407-4595

alevy@miragenrx.com